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                                                                Exhibit 10(z)(4)

                               SECURITY AGREEMENT
                                  (GUARANTORS)

            1. THE SECURITY. Each of the undersigned, (individually and collectively, the "Pledgor") hereby assigns and grants to Union Bank of California, N.A. as Administrative Agent (the "Agent") on behalf of the Lenders as defined in the Revolving/Term Loan Credit Agreement dated July 6, 2004, by and among the Pledgor, each lender from time to time party thereto, and Union Bank of California, N.A., as Administrative Agent and L/C Issuer (all as defined therein (the "Credit Agreement") (the Agent and each of the Lenders hereinafter collective referred to as "Lenders") a security interest in the following described property now owned or hereafter acquired by the Pledgor ("Collateral"):

                  (a) All accounts, contract rights, chattel paper, instruments, deposit accounts, and general intangibles, including all amounts due to the Pledgor from a factor; and all returned or repossessed goods which, on sale or lease, resulted in an account or chattel paper.

                  (b) All inventory, including all materials, work in process and finished goods.

                  (c)   All equipment and fixtures of every type.

                  (d) All of the Pledgor's deposit accounts with the Lenders. The Collateral shall include any renewals or rollovers of the deposit accounts, any successor accounts, and any general intangibles and choses in action arising therefrom or related thereto.

                  (e) All instruments, notes, chattel paper, documents, and certificates of deposit of every type. The Collateral shall include all liens, security agreements, leases and other contracts securing or otherwise relating to the foregoing.

                  (f)   All general intangibles, including, but not limited to,
(i) all patents, and all unpatented or unpatentable inventions; (ii) all trademarks, service marks, and trade names; (iii) all copyrights and literary rights; (iv) all computer software programs; (v) all mask works of semiconductor chip products; (vi) all trade secrets, proprietary information, customer lists, manufacturing, engineering and production plans, drawings, specifications, processes and systems. The Collateral shall include all good will connected with or symbolized by any of such general intangibles; all contract rights, documents, applications, licenses, materials and other matters related to such general intangibles; all tangible property embodying or incorporating any such general intangibles; and all chattel paper and instruments relating to such general intangibles.

                  (g) All negotiable and nonnegotiable documents of title covering any Collateral.

                  (h) All accessions, attachments and other additions to the Collateral, and all tools, parts and equipment used in connection with the Collateral.

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                  (i)   All substitutes or replacements for any Collateral, all
cash or non-cash proceeds, product, rents and profits of any Collateral, all income, benefits and property receivable on account of the Collateral, all rights under warranties and insurance contracts covering the Collateral, and any causes of action relating to the Collateral.

                  (j) All books and records pertaining to any Collateral, including but not limited to any computer-readable memory and any computer hardware or software necessary to process such memory ("Books and Records").

            2. THE INDEBTEDNESS. The Collateral secures and will secure (a) all Indebtedness of the Pledgor to the Lenders, and (b) all Indebtedness of Ashworth, Inc. to the Lenders. Each party obligated under any Indebtedness is referred to in this Agreement as "Debtor." For the purposes of this Agreement, "Indebtedness" means all loans, advances and extensions of credit made by the Lenders to the Pledgor or any Debtor and all other obligations and liabilities of the Pledgor or any Debtor to the Lenders arising under or in connection with the Credit Agreement, whether now existing or hereafter incurred or created, and including any obligation or liability arising pursuant to any guaranty and/or any Swap Contract (as defined in the Credit Agreement) entered into with the Lenders and/or any Affiliate of the Lenders.

            3. PLEDGOR'S COVENANTS. The Pledgor represents, covenants and warrants that unless compliance is waived by the Required Lenders in writing:

                  (a) The Pledgor will properly preserve the Collateral; defend the Collateral against any adverse claims and demands; and keep accurate Books and Records.

                  (b) Pledgor is incorporated in or organized under the laws of the state specified on such signature page. Pledgor shall give Agent at least thirty (30) days notice before changing its state of incorporation or organization. The Pledgor will notify the Agent in writing at the end of each fiscal quarter of any change in the location of any Collateral in excess of $250,000, including the Books and Records.

                  (c) The Pledgor will notify the Agent in writing prior to any change in the Pledgor's name, identity or business structure.

                  (d) Unless otherwise agreed, the Pledgor has not granted and will not grant any security interest in any of the Collateral except to the Agent, and will keep the Collateral free of all liens, claims, security interests and encumbrances of any kind or nature except the security interest of the Agent on behalf of the Lenders or as otherwise permitted by the Credit Agreement.

                  (e) The Pledgor will promptly notify the Agent in writing of any event which diminishes the value of the Collateral by $500,000 or more, the ability of the Pledgor or the Agent to dispose of the Collateral, or the rights and remedies of the Agent in relation thereto, including, but not limited to, the levy of any legal process against any Collateral in connection with the collection of an obligation in the amount of $500,000 or more.

                  (f) The Pledgor shall pay all costs necessary to preserve, defend, enforce and collect the Collateral, including but not limited to taxes, assessments, insurance

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premiums, repairs, rent, storage costs and expenses of sales, and any costs to perfect the Agent's security interest. Without waiving the Pledgor's default for failure to make any such payment, the Agent at its option may pay any such costs and expenses, discharge encumbrances on the Collateral, and pay for insurance of the Collateral, and such payments shall be a part of the Indebtedness and bear interest at the rate set out in the Indebtedness. The Pledgor agrees to reimburse the Agent on demand for any costs so incurred.

                  (g) Until the Agent exercises its rights to make collection, the Pledgor will diligently collect all Collateral.

                  (h) If any Collateral is or becomes the subject of any registration certificate, certificate of deposit or negotiable document of title, including any warehouse receipt or bill of lading, the Pledgor shall, if an Event of Default has occurred and is continuing, immediately deliver such document to the Agent, together with any necessary endorsements.

                  (i) The Pledgor will not sell, lease, or otherwise dispose of any Collateral except to the extent permitted by Section 7.05 of the Credit Agreement.

                  (j) The Pledgor will maintain and keep in force insurance covering the Collateral against fire and extended coverages, to the extent that any Collateral is of a type which can be so insured. Such insurance shall require losses to be paid on a replacement cost basis, be issued by insurance companies acceptable to the Agent and include a loss payable endorsement in favor of the Agent in a form reasonably acceptable to the Agent.

                  (k) The Pledgor will not attach any Collateral having an aggregate value in excess of $250,000 to any real property or fixture in a manner which might cause such Collateral to become a part thereof unless the Pledgor first obtains the written consent of any owner, holder of any lien on the real property or fixture, or other person having an interest in such property to the removal by the Agent of the Collateral from such real property or fixture. Such written consent shall be in form and substance acceptable to the Agent and shall provide that the Agent has no liability to such owner, holder of any lien, or any other person.

                  (l) The Pledgor will, at its expense, diligently prosecute all patent, trademark or service mark or copyright applications pending on or after the date hereof, will maintain in effect all material issued patents and will renew all material trademark and service mark registrations, including payment of any and all maintenance and renewal fees relating thereto. The Pledgor also will promptly make application on any material registerable but unregistered trademarks and service marks. The Pledgor will at its expense protect and defend all rights in the Collateral against any claims and demands of all persons other than the Agent and the Lenders and will, at its expense, enforce all rights in the Collateral against any and all infringers of the Collateral. Except as permitted by the Credit Agreement, the Pledgor will not license or transfer any of the Collateral except with the Agent's prior written consent.

            4. ADDITIONAL OPTIONAL REQUIREMENTS. The Pledgor agrees that the Agent may at its option at any time:

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                  (a)   Require the Pledgor to deliver to the Agent (i) copies
of or extracts from the Books and Records, and (ii) information, as Agent reasonably requests, concerning any material contracts or other matters affecting the Collateral.

                  (b) Examine the Collateral, including the Books and Records, and make copies of or extracts from the Books and Records, and for such purposes enter at any reasonable time upon the property where any Collateral or any Books and Records are located.

                  (c) Require the Pledgor to deliver to the Agent any instruments or chattel paper which are part of the Collateral to the extent required therefor pursuant to Section 3(h).

                  (d) If an Event of Default has occurred and is continuing, notify any account debtors, any buyers of the Collateral, or any other persons of the Agent's and the Lenders' interest in the Collateral.

            5. DEFAULTS. An Event of Default under the Credit Agreement shall be a default hereunder.

            6. LENDERS' REMEDIES AFTER DEFAULT. In the event of any default, the Agent and the Lenders may do any one or more of the following:

                  (a) Declare any Indebtedness immediately due and payable, without notice or demand.

                  (b) Enforce the security interest given hereunder pursuant to the Uniform Commercial Code and any other applicable law.

                  (c) Enforce the security interest of the Lenders in any deposit account of the Pledgor maintained with any Lender by applying such account to the Indebtedness.

                  (d) Require the Pledgor to obtain the prior written consent of the Lenders to any sale, lease, agreement to sell or lease, or other disposition of any Collateral consisting of inventory, other than in the ordinary course of business.

                  (e) Require the Pledgor to segregate all collections and proceeds of the Collateral so that they are capable of identification and deliver daily such collections and proceeds to the Agent in kind.

                  (f) Require the Pledgor to direct all account debtors to forward all payments and proceeds of the Collateral to a post office box under the Agent's exclusive control.

                  (g) Require the Pledgor to assemble the Collateral, including the Books and Records, and make them available to the Lenders at a place designated by the Lenders.

                  (h) Enter upon the property where any Collateral, including any Books and Records, are located and take possession of such Collateral and such Books and Records,

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and use such property (including any buildings and facilities) and any of the
Pledgor's equipment, if the Lenders deem such use necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral.

                  (i) Demand and collect any payments on and proceeds of the Collateral. In connection therewith the Pledgor irrevocably authorizes the Agent to endorse or sign the Pledgor's name on all checks, drafts, collections, receipts and other documents, and to take possession of and open the mail addressed to the Pledgor and remove therefrom any payments and proceeds of the Collateral.

                  (j) Grant extensions and compromise or settle claims with respect to the Collateral for less than face value, all without prior notice to the Pledgor.

                  (k) Use or transfer any of the Pledgor's rights and interests in any Intellectual Property now owned or hereafter acquired by the Pledgor, if the Agent deems such use or transfer necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral. The Pledgor agrees that any such use or transfer shall be without any additional consideration to the Pledgor. As used in this paragraph, "Intellectual Property" includes, but is not limited to, all trade secrets, computer software, service marks, trademarks, trade names, trade styles, copyrights, patents, applications for any of the foregoing, customer lists, working drawings, instructional manuals, and rights in processes for technical manufacturing, packaging and labeling, in which the Pledgor has any right or interest, whether by ownership, license, contract or otherwise.

                  (l) Have a receiver appointed by any court of competent jurisdiction to take possession of the Collateral. The Pledgor hereby consents to the appointment of such a receiver and agrees not to oppose any such appointment.

                  (m) Take such measures as the Agent may deem necessary or advisable to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, and the Pledgor hereby irrevocably constitutes and appoints the Agent as the Pledgor's attorney-in-fact to perform all acts and execute all documents in connection therewith.

                  (n) Without notice or demand to the Pledgor, set off and apply against any and all of the Indebtedness any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness, at any time held or owing by any Lender or any of the Lenders' agents or affiliates to or for the credit of the account of the Pledgor or any guarantor or endorser of the Pledgor's Indebtedness.

            7.    MISCELLANEOUS.

                  (a) Any waiver, express or implied, of any provision hereunder and any delay or failure by the Agent or Lenders to enforce any provision shall not preclude the Lenders from enforcing any such provision thereafter.

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                  (b)   The Pledgor shall, at the request of the Agent, execute
such other agreements, documents, instruments, or financing statements in connection with this Agreement as the Agent may reasonably deem necessary. To the extent permitted by applicable law, a carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral shall be sufficient as a financing statement. The Pledgor hereby irrevocably constitutes and appoints the Agent as the Pledgor's attorney-in-fact to sign any financing statement or other document which must be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of the Lenders' security interest in the Collateral and file any such financing statements and other documents by electronic means with or without a signature as authorized or required by applicable law or filing procedures.

                  (c) All notes, security agreements, subordination agreements and other documents executed by the Pledgor or furnished to the Agent in connection with this Agreement must be in form and substance satisfactory to the Agent.

                  (d) This Agreement shall be governed by and construed according to the laws of the State of California, to the jurisdiction of which the parties hereto submit.

                  (e) All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

                  (f) All terms not defined herein are used as set forth in the Uniform Commercial Code.

                  (g) In the event of any action by the Agent or the Lenders to enforce this Agreement or to protect the security interest of the Lenders in the Collateral, or to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, the Pledgor agrees to pay promptly the costs and expenses thereof, together with reasonable attorney's fees and allocated costs for in-house legal services.

                  (h) This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between the Lenders and the Pledgor shall be closed at any time, shall be equally applicable to any new transactions thereafter.

                  (i) The Agent's and the Lenders' rights hereunder shall inure to the benefit of its successors and assigns. In the event of any assignment or transfer by any Lender of any of the Indebtedness or the Collateral, the Agent thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but the Agent shall retain all rights and powers hereby given with respect to any of the Indebtedness or the Collateral not so assigned or transferred. All representations, warranties and agreements of the Pledgor if more than one are joint and several and all shall be binding upon the personal representatives, heirs, successors and assigns of the Pledgor.

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This Agreement is executed as of the date first written above.

UNION BANK OF CALIFORNIA, N.A.       ASHWORTH STORE I, INC.
As Administrative Agent              a Delaware corporation

By:______________________________

                                     By:_____________________________________
                                              Terence W. Tsang

Title::__________________________

                                     Its: Executive Vice President, Chief
                                     Operating Officer, Chief Financial Officer,
                                     Chief Accounting Officer and Treasurer

                                     ASHWORTH STORE II, INC.
                                     a Delaware corporation

                                     By:_____________________________________
                                              Terence W. Tsang

                                     Its: Executive Vice President, Chief
                                     Operating Officer, Chief Financial Officer,
                                     Chief Accounting Officer and Treasurer

                                     ASHWORTH ACQUISITION CORP.
                                     a Delaware corporation

                                     By:_____________________________________
                                              Terence W. Tsang

                                     Its: Executive Vice President, Chief
                                     Operating Officer, Chief Financial Officer,
                                     Chief Accounting Officer and Treasurer

               [SIGNATURE PAGE TO SECURITY AGREEMENT (GUARANTORS)]

                        [SIGNATURES CONTINUED NEXT PAGE]

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                                     GEKKO BRANDS, L.L.C.
                                     an Alabama limited liability company

                                     By:_______________________________________
                                              Terence W. Tsang

                                     Its: Manager

                                     KUDZU, L.L.C.
                                     an Alabama limited liability company

                                     By:_______________________________________
                                              Terence W. Tsang

                                     Its: Manager

                                     THE GAME, LLC
                                     an Alabama limited liability company

                                     By:_______________________________________
                                              Terence W. Tsang

                                     Its: Manager

               [SIGNATURE PAGE TO SECURITY AGREEMENT (GUARANTORS)]

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                                                          ADDRESS OF PLEDGOR:
                                                          2765 LOKER AVENUE WEST
                                                          CARLSBAD, CA  92008

Pledgor's state of incorporation or organization (if Pledgor is a corporation, partnership, limited liability company or other registered entity):

Ashworth Store I, Inc.              Delaware

Ashworth Store II, Inc.             Delaware

Ashworth Acquisition Corp.          Delaware

GEKKO Brands, L.L.C.                Alabama

Kudzu, L.L.C.                       Alabama

The Game, LLC                       Alabama